UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 27, 2013

Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	001-32974	98-0365605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 East “E” Street
PO Box 50850
Casper, Wyoming, USA		82605
(Address of principal executive offices)		(Zip Code)

604-689-1659

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Underwriting Agreement

On August 27, 2013, Uranerz Energy Corporation (the “Registrant”, “us” or “our”) entered into an underwriting agreement (the “Underwriting Agreement”) by and between the Registrant and Haywood Securities Inc., as lead underwriter (the “Lead Underwriter”), and a syndicate of underwriters consisting of Laurentian Bank Securities Inc., Cantor Fitzgerald Canada Corporation, Dundee Securities Ltd. and Global Hunter Securities LLC (together with the Lead Underwriter, the “Underwriters”). The Underwriting Agreement relates to the issuance and sale in a public offering (the “Offering”) of 8,550,000 units (the “Units”) of the Registrant, each Unit consisting of one share of common stock, $0.001 par value per share, and one-half of one common share purchase warrant, at a price per Unit of $1.17. Each whole warrant is exercisable to purchase one additional share of common stock of the Registrant at a price of $1.60 per share of common stock, subject to adjustment and early termination, for a period of 30 months following the closing of the Offering. The Offering was made in the United States under the Registrant’s shelf registration statement on Form S-3 (Registration No. 333-176505) (the “Registration Statement”), including a base prospectus dated October 3, 2011, as supplemented by a prospectus supplement dated August 27, 2013 (the “Prospectus Supplement”), and in each of the Canadian provinces of Canada, except Quebec, pursuant to an multi-jurisdictional disclosure system (“MJDS”) base prospectus dated October 4, 2011 and an MJDS prospectus supplement dated August 27, 2013. The Underwriting Agreement contains customary representations, warranties and covenants by the Registrant, conditions to closing and indemnification provisions, as well as a form lock-up agreement (each a “Lock-up Agreement”) that has been signed by the Registrant’s directors and officers, filed herewith as Exhibit 4.1.

The Underwriting Agreement provides that the Company will pay the Underwriters compensation in amount equal to 6% of the aggregate gross proceeds of the Offering.

Lock-up Agreement

As part of the terms of the Underwriting Agreement, each of the Registrant’s officers and directors listed on Schedule II therein entered into a Lock-up Agreement, whereby such officers and directors agreed that for a period of 90 days from the date of the Prospectus Supplement, they will not, without the prior written consent of the Lead Underwriter, on behalf of the Underwriters, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase or purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any shares of common stock or any securities convertible into, or exercisable or exchangeable for, shares of common stock or any such other security of ours, or make any public announcement of any of the foregoing, and will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the United States Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”) and the rules and regulations thereunder)), with respect to any shares of common stock or any securities convertible into, or exercisable or exchangeable for, shares of common stock or any other security of ours, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of any shares of common stock or any securities convertible into, or exercisable or exchangeable for, shares of common stock or any other security, whether or not such transaction is to be settled by delivery of any shares of common stock or any securities convertible into, or exercisable or exchangeable for, shares of common stock or any other security whether or not such transaction is to be settled by delivery of any shares of common stock or any securities convertible into, or exercisable or exchangeable for, shares of common stock or any other security of ours, other securities, cash or other consideration.

This summary of the Underwriting Agreement and the Lock-up Agreement is qualified in its entirety by reference to the Underwriting Agreement and the Lock-up Agreement filed herewith as Exhibit 1.1 and Exhibit 4.1, respectively, and incorporated into this Item 1.01 by reference.

In connection with the issuance of the Units in the Offering, Dorsey & Whitney LLP, United States counsel to the Registrant, delivered an opinion to the Registrant regarding the legality of the Units, and common shares and warrants comprising the Units, upon issuance and sale thereof, which is attached hereto as Exhibit 5.1. This description of the opinion is qualified in its entirety by reference to Exhibit 5.1.

Item 7.01 Regulation FD

On August 27, 2013, the Registrant issued a press release to announcing the Offering. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the U.S. Exchange Act. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 27, 2013*

4.1	Form of Lock-up Agreement*

5.1	Form of Dorsey & Whitney Opinion*

99.1	Press Release, dated August 27, 2013**

*	The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-176505), filed with the SEC on August 25, 2011, as amended September 28, 2011 and declared effective on October 3, 2011, pursuant to the United States Securities Act of 1933, as amended.
**	The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANERZ ENERGY CORPORATION

DATE: August 27, 2013	By:	/s/ “Benjamin Leboe”
Benjamin Leboe
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 27, 2013*

4.1	Form of Lock-up Agreement*

5.1	Form of Dorsey & Whitney Opinion*

99.1	Press Release, dated August 27, 2013**

*	The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-176505), filed with the SEC on August 25, 2011, as amended September 28, 2011 and declared effective on October 3, 2011, pursuant to the United States Securities Act of 1933, as amended.
**	The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.